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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                            ------------------------------


                                       Form 8-K

                                    CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                                  November 10, 1997
                          ----------------------------------
                                    Date of Report
                          (Date of earliest event reported)


                                    EGGHEAD, INC.
             ------------------------------------------------------------
                (Exact name of registrant as specified in its charter)

         Washington               0-16930               91-1296187
----------------------------  ---------------------  ------------------
(State or other jurisdiction (Commission File No.)    (IRS Employer
     of incorporation)                               Identification No.)


                               22705 E. Mission Avenue
                           Liberty Lake, Washington  99019
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             (Address of principal executive offices, including zip code)

                                    (509) 922-7031
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                 (Registrant's telephone number, including area code)



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                           ITEM 2.   DISPOSITION OF ASSETS

SALE OF MAJORITY INTEREST IN SUBSIDIARY

    On November 10, 1997, Egghead, Inc. ("Egghead") recapitalized its wholly-owned subsidiary, Elekom Corporation , a Washington corporation ("Elekom" or the "Company"). In accordance with the terms of a Series B Preferred Stock Purchase Agreement, Egghead and two venture capital firms, Hummer Winblad Venture Partners ("Hummer") and Olympic Venture Partners ("OVP"), collectively paid cash in the aggregate amount of $2.5 million to Elekom in exchange for an aggregate 36,689,167 shares of Elekom Series B Preferred Stock. In connection
with the purchase,   Hummer received a thirty percent (30%) interest in Elekom
and OVP received a twenty percent (20%) interest in Elekom, with Egghead retaining a twenty-five percent (25%) interest.

    In addition, in accordance with the terms of the Series A Preferred Stock Exchange Agreement dated November 10, 1997, Egghead was issued 9,172,292 shares of Series A Preferred Stock of Elekom as consideration for the cancellation of the debt owed to Egghead by Elekom in the amount of $6,612,524.10. No other Series A Preferred Stock was issued.

    Elekom is a producer of advanced business-to-business electronic commerce systems whose main product, ELEKOM Procurement, streamlines the procurement process within large corporations. Elekom was incorporated on August 7, 1995 and prior to November 10, 1997, was wholly owned by Egghead. George P. Orban, a director of Elekom who is also the Chief Executive Officer and Chairman of the Board of Directors of Egghead, will remain on the Board of Directors of Elekom. One of the venture capital firms purchasing shares in Elekom pursuant to this transaction, OVP, is also a shareholder of Egghead.

SERIES A PREFERRED STOCK EXCHANGE AGREEMENT AND SERIES B PREFERRED STOCK PURCHASE AGREEMENT

    The Series A Preferred Stock Exchange Agreement and the Series B Preferred Stock Purchase Agreement (collectively, the "Agreements"), and a press release issued by Egghead to announce the recapitalization of Elekom, are filed as exhibits to this report and are incorporated herein by reference. The descriptions of the Agreements herein do not purport to be complete and are qualified in their entirety by the provisions of the Agreements.


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    The Egghead Common Shares are quoted on the Nasdaq National Market under the trading symbol "EGGS."

                 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                         INFORMATION AND EXHIBITS


    (a)  Financial Statements

    Not applicable.

    (b)  Pro Forma Financial Information

    Not applicable.

    (c)  Exhibits


    EXHIBIT   DESCRIPTION
    NUMBER

    99.1 Series A Preferred Stock Exchange Agreement between Egghead, Inc. and Elekom Corporation, dated as of November 10, 1997.

    99.2 Series B Preferred Stock Purchase Agreement dated as of November 10, 1997, among Elekom Corporation, and the following investors:
              Egghead, Inc.; Hummer Winblad Venture Partners III, L.P.; Hummer Winblad Technology Fund III, L.P.; Olympic Venture Partners IV, L.P.; and OVP Entrepreneurs Fund, L.P.

    99.3      Press Release dated November 11, 1997.

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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       EGGHEAD, INC.



Dated: November 20, 1997            By /s/ George P. Orban
                                       ---------------------------------
                                       George P. Orban, Chairman of the Board
                                       and Chief Executive Officer


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                                    EXHIBIT INDEX


    EXHIBIT   DESCRIPTION
    NUMBER

    99.1 Series A Preferred Stock Exchange Agreement between Egghead, Inc. and Elekom Corporation, dated as of November 10, 1997.

    99.2 Series B Preferred Stock Purchase Agreement dated as of November 10, 1997, among Elekom Corporation, and the following investors:
              Egghead, Inc.; Hummer Winblad Venture Partners III, L.P.; Hummer Winblad Technology Fund III, L.P.; Olympic Venture Partners IV, L.P.; and OVP Entrepreneurs Fund, L.P.

    99.3      Press Release dated November 11, 1997.

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